A Member of
                                                Deutsche Asset Management [LOGO]




Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act





I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder PreservationPlus Income Fund, a series of Scudder Advisor Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




June 16, 2005                                    /s/ Julian Sluyters
                                                 Julian Sluyters
                                                 Chief Executive Officer
                                                 Scudder PreservationPlus
                                                 Income Fund, a series of
                                                 Scudder Advisor Funds

                                                                     A Member of
                                                Deutsche Asset Management [LOGO]




Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder PreservationPlus Income Fund, a series of Scudder Advisor Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




June 16, 2005                                      /s/ Paul Schubert
                                                   Paul Schubert
                                                   Chief Financial Officer
                                                   Scudder PreservationPlus
                                                   Income Fund, a series of
                                                   Scudder Advisor Funds